Income taxes	6 Months Ended	12 Months Ended
	Jun. 30, 2026	Dec. 31, 2025
OHB Pediatrics Ltd [Member]
Income taxes [Line Items]
Income taxes
Note 4. Income taxes
Income taxes for the six months ended June 30, 2026 and 2025 have been calculated based on an estimated annual effective tax rate and certain discrete items. The Company recorded no income tax expense for the six months ended June 30, 2026 and 2025.
The Company has never been examined by His Majesty’s Revenue and Customs or any other jurisdiction for any tax years and, as such, all years within the applicable statutes of limitations are potentially subject to audit.

Note 4. Income taxes
The Company adopted ASU
2023-09,
Income Taxes (Topic 740): Improvements to Income Tax Disclosures
(“ASU
2023-09”)
effective January 1, 2025 on a retroactive basis.
For the years ended December 31, 2025 and 2024, the Company did not record an income tax expense, as it has incurred operating losses since inception, and accordingly did not record any current or deferred income tax provision during the period.
Given that the Company is a foreign entity domiciled in the UK, the following table reconciles the UK statutory income tax rate to the Company’s effective income tax rate:

	Year Ended December 31,
(in thousands)	2025		2024
UK statutory income tax rate	$(3,913)	25.0%	$(89)	25.0%
Change in valuation allowances	3,743	(23.9)%	89	(25.0)%
Nondeductible transaction costs	170	(1.1)%	—	—%

Effective tax rate	$—	—%	$—	—%

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amount of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. The significant components of the Company’s net deferred income taxes were as follows (in thousands):

	December 31,
(in thousands)	2025	2024
Deferred tax assets:
Net operating losses	$2,819	$89
IPR&D capitalized expenses	1,000	—
Other	13	—

Total deferred tax assets	3,832	89
Valuation allowance	(3,832)	(89)

Total deferred tax assets, net of valuation allowance	$—	$—

The Company recorded no income tax provision for the year ended December 31, 2025. The Company has evaluated the positive and negative evidence bearing upon the recoverability of its deferred tax assets. Based on this, the Company has provided a valuation allowance for the full amount of the net deferred tax assets as the realization of the deferred tax assets is not determined to be more likely than not. During the year ended December 31, 2025, the valuation allowance increased by $3,743 primarily due to the increase in the Company’s net operating loss during the period.
As of December 31, 2025, the Company had $11,300 of UK operating loss carryforwards. All of the UK NOLs are not subject to expiration. These loss carryforwards are available to reduce future federal and state taxable income, if any. These loss carryforwards are subject to review and possible adjustment by the appropriate taxing authorities.
The Company’s policy is to recognize interest and penalties accrued on any uncertain tax positions as a component of income tax expense, if any, in its statements of operations. As of December 31, 2025 and 2024, the Company had no reserves for uncertain tax positions. For the years ended December 31, 2025 and 2024, no estimated interest or penalties were recognized on uncertain tax positions.
The Company files federal income tax returns in the United Kingdom. The Company’s tax return for the period from since inception through December 31, 2025 remain open and subject to examination by the taxing authorities.